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FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated effective as of June 1, 2005 (the "First Amendment"), is made and entered into between and among UNIT CORPORATION, SUPERIOR PIPE LINE COMPANY, L.L.C., UNIT DRILLING COMPANY, UNIT PETROLEUM COMPANY, PETROLEUM SUPPLY COMPANY, SERDRILCO, INC. AND UNIT ENERGY CANADA, INC. (collectively, the "Borrowers"), BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), BANK OF AMERICA ("B of A"), HARRIS NESBITT FINANCING, INC ("BMO") and COMPASS BANK ("Compass") (individually a "Lender" and collectively, the "Lenders") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as agent for the Lenders now or hereafter signatory parties thereto (the "Agent").

RECITALS:

A.     The Borrowers (excluding only Superior, as hereinafter defined), Mountain Front Pipeline Company, Inc. ("MFPC" as subsequently merged into Superior with Superior as the surviving entity as hereinafter described), the Lenders and the Agent entered into that certain Credit Agreement dated as of January 30, 2004 (the "Existing Credit Agreement"), pursuant to which the Lenders severally established certain Commitments set forth on the Lenders Schedule annexed thereto as Schedule 2 until the Facility Termination Date, subject to the Maximum Credit Amount and the Borrowing Base.

B.     The Borrowers have requested the Lenders' consent to certain modifications of the Existing Credit Agreement including (i) an amendment to the Borrowing Base provisions of Section 2.6 of the Existing Credit Agreement to include therein the amount of the Superior Cash Flow (as hereinafter described and defined), (ii) modification of Section 6.1(ix) of the Existing Credit Agreement, and (iii) modification of Section 7.5(vi) of the Existing Credit Agreement by requiring certain additional reports concerning the Superior Cash Flow.

C.     The Lenders are willing to so modify and amend the Existing Credit Agreement, subject to the terms, provisions, conditions and limitations hereinafter set forth and replace MFPC as one of the Borrowers and insert Superior in all respects in lieu thereof.

THEREFORE, subject to the terms, provisions and conditions hereinafter set forth, the Lenders are willing to amend the Borrowing Base provisions of Section 2.6 of the Existing Credit Agreement to include the Superior Cash Flow, and modify Sections 6.1(ix) and 7.5(vi), respectively, of the Existing Credit Agreement, subject to the terms, provisions, conditions and limitations hereof;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

1.      The following new definitions are added to Article I (Definitions) of the Existing Credit Agreement and shall read as follows:

"Superior" shall mean Superior Pipe Line Company, L.L.C., an Oklahoma limited liability company.

"Superior Cash Flow" shall mean the loan value attributed by the Lenders from time to time to the throughput volume in the pipeline systems of Superior in accordance with Section 2.6 of the Credit Agreement.

2.      The definition of "Acquisitions" in Article I (Definitions) of the Existing Credit Agreement is amended to (x) delete the word "or" after the word "Person" and prior to the phase "(ii) directly or indirectly" at the end of line 2 and the beginning of line 3 thereof and insert a comma in lieu thereof, and (y) add a new clause (iii) thereof at the end of such definition after the phrase "limited liability company" to read as follows:

" or (iii) acquire oil and gas properties and ancillary assets, gas gathering systems and/or gas processing plants or drilling rigs and ancillary equipment."

3.      Section 2.6.2(d) of the Existing Credit Agreement is amended to provide that the loan value assigned by the Lenders to the Superior Cash Flow shall be included in the criteria for establishing the Borrowing Base in accordance therewith. Accordingly, clause (ii) of Section 2.6.2(d) shall read "the stipulated $20,000,000 loan value assigned to the Rigs and such loan value as the Lenders shall reasonably attribute to the Superior Cash Flow.

4.      Clause (iii) of Section 2.21 of the Existing Credit Agreement is amended to (x) delete the word "and" after the word "properties" and prior to "(b)" insert a comma in lieu thereof, and (y) provide for a new category (c) thereof to read as follows:

" and (c) gas gathering systems and/or gas processing plants,".

5.      Section 6.1(ix) of the Existing Credit Agreement (Reports) shall be amended to add a new sentence at the end thereof to read as follows:

"By each April 1 and October 1 of each year, beginning October 1, 2005, the following internally prepared and generated information and data concerning Superior: (i) most recent three (3) year historical volumes and cash flows, (ii) summary of material contracts, and (iii) forecast and budget for the then current fiscal year, each in form, scope and substance reasonably acceptable to the Agent."

6.      Section 7.5(v) of the Existing Credit Agreement is amended to provide for a $40,000,000 per Acquisition maximum by any of the existing Material Subsidiaries of Unit that are currently Borrowers under the Existing Credit Agreement) without the prior written consent of the Lenders. Section 7.5(vi) of the Existing Credit Agreement is amended to increase the aggregate permitted miscellaneous amount per fiscal year from "$5,000,000" to "$40,000,000". Accordingly, Sections 7.5(v) and (vi) of the Existing Credit Agreement shall read as follows:

"(v)     Acquisitions by Unit or any of the Material Subsidiaries which is one of the Borrowers that do not exceed $40,000,000 per such Acquisition.

(vi)     Miscellaneous items of Investments and Acquisitions not described in clauses (i) through (v) above which (taking into account all such miscellaneous Investments and Acquisitions of the Credit Parties and their Subsidiaries) do not exceed an aggregate amount of $40,000,000 during any fiscal year of Unit."

7.      The Borrowers, the Lenders and the Agent agree, stipulate and confirm that the Borrowing Base amount is $290,000,000 and the Maximum Credit Amount is $150,000,000, respectively, as of the effective date of this First Amendment.

8.      The remaining terms, provisions and conditions set forth in the Existing Credit Agreement (including without limitation, the consents, waivers and other provisions of Article XVII thereof) shall remain in full force and effect and are incorporated and adopted herein by reference. The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth therein and further represents to the Bank that, as of the date hereof, no Default or Event of Default exists under the Existing Credit Agreement, as amended by this First Amendment (collectively, the "Credit Agreement"). The Borrowers further confirm, grant and re-grant, pledge and re-pledge to the Agent for the benefit of the Lenders a continuing and continuous, first and prior mortgage lien against, security interest in and pledge of all of the items and types of Collateral more particularly described in Article IX of the Existing Credit Agreement. There are no Material Subsidiaries of Borrowers as of the effective date of this First Amendment.

9.      Effective August 24, 2004, MFPC merged into Superior with Superior being the surviving entity and effective March 3, 2005, PetroCorp merged into Unit Petroleum Company ("UPC") with UPC being the surviving entity. Accordingly by operation of law, (i) Superior has assumed all of MFPC's liabilities and obligations under the Existing Credit Agreement, Note and other Loan Documents and, as a result, Superior is added as one of the Borrowers to the Credit Agreement and shall be deemed a maker of each Note, for all purposes and (ii) UPC, as an existing Borrower, has assumed all of the contingent liabilities of PetroCorp under the Subsidiary Guaranty executed thereby for all purposes, with such guarantee contingent liabilities of PetroCorp thereafter being evidenced by UPC's obligation and liability as one of the makers and obligors on the Notes.

10.    The Borrowers shall execute and deliver, or cause to be executed and delivered to the Agent for the benefit of the Lenders, each of the following as express condition precedents to the effectiveness of the amendments and modifications contemplated by this First Amendment:

(a)	this First Amendment; and

(b)               payment of any applicable loan amendment fee required in a separate letter agreement between Unit and the Agent.

11.    The Borrowers agree to pay to the Agent on demand all costs, fees and expenses (including without limitation reasonable attorneys fees and legal expenses incurred or accrued by the Bank in connection with the preparation, negotiation, execution, closing, delivery, and administration of this First Amendment.

12.    Any capitalized term used herein but not otherwise defined shall have the meaning given to such term in the Existing Credit Agreement.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Tulsa, Oklahoma, effective as of the day and year first above written.

UNIT CORPORATION, a Delaware corporation

SUPERIOR PIPE LINE COMPANY, L.L.C., an Oklahoma limited liability company

UNIT PETROLEUM COMPANY,

an Oklahoma corporation

UNIT DRILLING COMPANY,

an Oklahoma corporation

PETROLEUM SUPPLY COMPANY,

an Oklahoma corporation,

SERDRILCO, INC.

an Oklahoma corporation and

UNIT ENERGY CANADA INC.,

an Alberta, Canada corporation

By_________________________________

Larry D. Pinkston

as President

UNIT CORPORATION,

UNIT PETROLEUM COMPANY,

UNIT DRILLING COMPANY,

PETROLEUM SUPPLY COMPANY,

SERDRILCO, INC. and

UNIT ENERGY CANADA INC., and as

Manager of SUPERIOR PIPE LINE COMPANY, L.L.C.

7130 South Lewis Avenue, Suite 1000

Tulsa, Oklahoma 74136

Attention: Larry Pinkston

Telephone: (918) 493-7700

Facsimile: (918) 493-7711

1458984

BANK OF OKLAHOMA, NATIONAL ASSOCIATION, Individually, as LC Issuer and as Administrative Agent

By__________________________________

Pam Schloeder

Senior Vice President

101 East Second Street

Bank of Oklahoma Tower

One Williams Center

Tulsa, Oklahoma 74192

Telephone: (918) 588-6012

Facsimile: (918) 588-6880

1458984

BANK OF AMERICA, N.A., a Lender

By__________________________________

Gregory B. Hanson

Vice President

100 Federal Street

Boston, MA 02110

Telephone: (617) 434-6613

Facsimile:	(617) ___-____

1458984

HARRIS NESBITT FINANCING, INC., f/k/a

BMO NESBITT BURNS FINANCING, INC., a Lender

By_________________________________

Mary Lou Allen, Vice President

115 South LaSalle Street

11th Floor West

Chicago, IL 60603

Telephone: (312) 461-5594

Facsimile: (312) 750-3456

(with a copy to)

Bank of Montreal

Houston Agency

700 Louisiana Street

4400 Bank of America Center

Houston, Texas 77002

Telephone: (713) 546-9761

Facsimile: (713) 223-4007

1458984

COMPASS BANK, a Lender

By___________________________________

Kathleen J. Bowen

Senior Vice President

24 Greenway Plaza

14th Floor

Houston, Texas 77046

Telephone: (713) 968-8273

Facsimile: (713) 968-8292

1458984